UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 28, 2014

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2014, Energy Transfer Partners, L.P. (“ETP”) and Susser Holdings Corporation (“Susser”) announced their entry into a definitive merger agreement pursuant to which ETP will acquire Susser for approximately $1.8 billion in cash and ETP common units. Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of both companies, Susser stockholders can elect to receive, for each Susser common share they own, either $80.25 in cash, 1.4506 ETP common units or a combination of $40.125 in cash and 0.7253 ETP common units. The aggregate cash paid and common units issued will be capped so that the cash and common units will each represent approximately 50% of the aggregate consideration. Elections in excess of the cash or common unit limits will be subject to proration.

In a press release by ETP on the morning of the announcement, ETP and Susser announced a joint investor call for the same date at 8:00 a.m., Central Time (9:00 a.m. Eastern Time) to discuss the merger. The dial-in number for the call is (800) 510-0146 in the United States, or +1 (617) 614-3449 outside the United States. The participant code is 29204479. ETP and Susser expect to make a joint investor presentation concerning the merger during this call.

Copies of the press release and the investor presentation are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. Interested parties can also review the investor presentation by visiting Susser’s web site at: http://investor.susser.com under “Events & Presentations.”

Additionally, on April 28, 2014, Susser distributed to Susser employees an informational memorandum and a list of questions and answers pertaining to the proposed transaction with ETP described above. The informational memorandum and question and answer list are filed herewith as Exhibit 99.3 and Exhibit 99.4 respectively, and are incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Energy Transfer Partners, L.P. (“ETP”) or Susser Holdings Corporation (“Susser”). This communication relates to a proposed merger between ETP and Susser that will become the subject of a registration statement, which will include a proxy statement/prospectus, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the proxy statement/prospectus or any other document that ETP or Susser may file with the SEC or send to their shareholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ETP, SUSSER AND THE PROPOSED MERGER. Investors and stockholders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement including the proxy statement/prospectus (when they become available) may be obtained free of charge by accessing ETP’s website at www.energytransfer.com by clicking on the “Investor Relations” link, or upon written request to Energy Transfer Partners, L.P., 3738 Oak Lawn Ave., Dallas, TX 75219, Attention: Investor Relations, or from Susser by accessing Susser’s website at www.susser.com or upon written request to Susser Holdings Corporation, 4525 Ayers St., Corpus Christi, TX, 78415, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by ETP or Susser with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ETP, Susser, and certain of their respective directors, executive officers and other members of management and employees are considered to be participants in the solicitation of proxies from stockholders in respect of the transaction under the rules of the SEC. Information regarding ETP’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014. Information regarding Susser’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 29, 2013 filed with the SEC on February 27, 2014, and in its definitive proxy statement filed with the SEC on April 14, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Safe Harbor for Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which may include expressions of management’s expectations, beliefs or goals, including regarding the proposed transaction between ETP and Susser, the expected timing of that transaction and the future financial and/or operating impact of that transaction—including the anticipated integration process and any related benefits, opportunities or synergies. These statements are based on current expectations, estimates and projections and are subject to a number of transaction-related risks and uncertainties that could cause actual results and events to vary materially from management expectations, including but not limited to the parties’ ability to consummate the proposed transaction, the ability to obtain requisite regulatory or shareholder approvals, or to satisfy other conditions precedent to the consummation of the transaction, successful development and execution of integration plans, ability to realize anticipated synergies or cost-savings and the potential impact of the transaction on employee, supplier, customer and competitor relationships. Additionally, these statements may be subject to the ordinary risks and uncertainties that accompany Susser’s business, including competitive pressures from convenience stores, gasoline stations, other non-traditional retailers located in Susser’s markets and other wholesale fuel distributors; dangers inherent in storing and transporting motor fuel; pending or future consumer or other litigation or adverse publicity concerning food quality, food safety or other health concerns related to Susser’s restaurant facilities; inability to build or acquire and successfully integrate new stores; volatility in crude oil and wholesale petroleum costs; increasing consumer preferences for alternative motor fuels, or improvements in fuel efficiency; general economic, financial and political conditions; Susser’s dependence on Susser’s subsidiaries for cash flow generation, including SUSP, and Susser’s exposure to the business risks of SUSP by virtue of Susser’s controlling ownership interest; operational limitations imposed by Susser’s contractual arrangements with SUSP; Susser’s ability to comply with federal and state regulations including those related to alcohol, tobacco and environmental matters; wholesale cost increases of tobacco products or future legislation or campaigns to discourage smoking; costs associated with employee healthcare requirements; compliance with, or changes in, tax laws-including those impacting the tax treatment of SUSP; dependence on two principal suppliers for merchandise; dependence on suppliers for credit terms; seasonality; dependence on senior management and the ability to attract qualified employees; acts of war and terrorism; dependence on Susser’s information technology systems; severe weather; cross-border risks associated with the concentration of Susser’s stores in markets bordering Mexico; impairment of goodwill or indefinite lived assets; and other unforeseen factors. For a full discussion of these and other risks and uncertainties, refer to the “Risk Factors” section of Susser’s most recent annual report on Form 10-K and subsequent quarterly filings. These forward-looking statements are based on and include our estimates as of the date hereof. Subsequent events and market developments could cause our estimates to change. While Susser may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release dated April 28, 2014.

99.2	Investor Presentation dated April 28, 2014.

99.3	Memorandum to Susser Employees dated April 28, 2014.

99.4	Questions and Answers for Susser Employees dated April 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: April 28, 2014	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated April 28, 2014.

99.2	Investor Presentation dated April 28, 2014.

99.3	Memorandum to Susser Employees dated April 28, 2014.

99.4	Questions and Answers for Susser Employees dated April 28, 2014.